Exhibit 10.1

U.S. BANK® SBA PAYROLL PROTECTION LOAN

U.S. Bank®SBA Payroll Protection Loan Note Date: 04/23/2020 Tax ID Number: 36-3918470 Loan Amount: $ 6,282,973.00	Borrower: SigmaTron International, Inc. Elk Grove Village, IL 60007 Type of Organi?.ation: C-Corp State of Registration: IL-Illinois Date Current Owner Began: 11/16/1993

I. Loan ("Loan"). FOR VALUE RECEIVED, the undersigned borrower ("Borrower") promises to pay to the order of U.S. Bank Nationa Association  (the "Bank"),  the  principal  sum  of   $6,282,973.00(the "Loan Amount"), in accordance with the tenns of this U.S. Bank® SBA Payroll Protection Loan (this "Agreement").

I.I    SBA Guaranty. In response to the Covid-19 pandemic the U.S.  Congress  has passed  the CARES  Act ("Act")  which  among other things, includes amending Section 7(a) ofthe S ma!I Business Act (15 U.S.C. 636(a)) to provide for this short-term SBA lending program between February 15, 2020 to June 30, 2020 (the "Covered Period") for payroll protection of small businesses, nonprofit organiwtions, veterans organiwtions, or tribal business entities (the "Program"). The Loan evidenced by this Agreement is guaranteed  by the  U.S. Small Business Administration (" SBA"), infonnation regarding  which  can  be  obtained  from  the  SBA  directly  or  at  its  website: www sba.gov.   Under this Program,  if the proceeds  of this Loan were  used by the  Borrower  for eligible expenses  as defined  in Section

1102 of the Act to include payroll costs, continuation ofheath care benefits, employee salaries,  mortgage  interest,  rent,  utilities, balances on SBA Economic Injury Disaster Loans ("EIDL") and interest on other outstanding debt incurred prior to February 15, 2020 ("Eligible Expenses"), then Borrower may apply for loan forgiveness of all Eligible Expenses  excluding  interest  on outstanding  non-mortgage debt, and existing EIDL balances not used for lorgivable purposes ("Forgivable Expenses")fom the SBA as outlined below. Upon Borrower certification of the amount of Loan proceeds used to pay Forgivable Expenses, such expenses will be forgiven as a principal payment on the Borrower's Loan. The remaining Loan balance,  ifany, will  be re-amortized  and paid  by the  Borrower as detailed  further in this Agreement.  It is  a condition  of making this  Loan that the SBA accept  the  Loan.  In no event shall  the  interest rate, fees  or other charges under this Agreement exceed the maximum  rate or amounts pennitted  for  the  SBA  Loan  Program  or any other maximum rates of interest imposed by applicable law. This Loan is only available to Borrowers that have their principal place of business in the United States. To the extent :feasible, Borrower agrees to purchase only American-made equipment and products with the proceeds of this Loan. The SBA Guaranty does not allect the liability of the Borrower under this Agreement.

1.2

Forgiveness. Within 60 days from the Note Date, the Borrowers may request all or part of their Loan be forgiven by submitting m  application for lorgiveness and documentation verifying the number of full time equivalent employees on payroll and their pay rates during the eight weeks alter this Note Date. Such documentation shall include payroll tax filings with the lntemal Revenue Service, state income, state payroll, and state unemployment insurance filings, cancelled checks, payment receipts, transcripts of accounts, or other documents verifying payments for Forgivable Expenses (" Forgiveness Documentation"). Seventy-five percent of Eligible Expenses must be used for payroll related expenses and up lo twenty-five percent may be used for other Eligible Expenses, to qualify for forgiveness. Borrower must also provide the Bank with a certification that the Forgiveness Documentation is true and correct, and the amount of requested forgiveness was used for Forgivable Expenses. After approval of the lorgiveness amount and 6 month delerral period, the Bank will provide the Borrower written notification of the remaining balance and re-amortiwtion of the Loan, if any. Forgiveness cannot be provided without the Borrower's submission to the Bank of all the documents required by this Section 1.2.

1.3	Interest. The unpaid principal balance will bear interest at an annual rate of 1.00%.
1.4	Payment Schedule. Principal and interest are payable in 18 installments of $351,077.11each, beginning on[ 11/23/2020]

("Defe_.a.J  P.e..-iod") and  on. the  n11.1.c dntc nf ollc-h co11.gccutivl' 11,01i.th thcrcnifor (l''lCl'pt thnt if  n  nive-n month doei::: not   hgve, guch

a date, the last day of such month), plus a final payment equal to all unpaid principal and accrued interest on l  04/23/2022 J, the maturity date.  Installment payment  amounts will  be re-amortized  after  the Delerral   Period and  partial  loan forgiveness  credit  is

applied, at such time an updated Payment Schedule will be provided to Borrower. There is no penalty for  Borrowers  who pay off their Loan early.

1,5 Automatic Payments. If this box is checked, then at all times that this Agreement is in ellect, Borrower hereby authorizes the Bank to automatically deduct the amount of all payments required under this Agreement from:

Borrower's  business deposit account number held  with the Bank.

☐ Borrower's  business deposit account  held at (Financial Institution) with Account Number

____________________ and Routing Number____________________

This account is the "Payment Source Account." If there are insufficient funds in the Payment Source Account to pay the required payment, Borrower agrees to pay all lees on the Payment Source Account, which result from the automatic deductions, including any overdral!/NSF charges and any returned payment lee. If for any reason the Bank does not charge the  Payment  Source Account  lor payment, or ifan automatic payment from the Payment Source Account is reversed, the  payment is still due according to this Agreement. The number of withdrawals from the Payment Source  Account  may  be limited, as set out in the customer  agreement  Jor  that account. The Bank may cancel the automatic payment deduction from the Payment Source Account at any time in its discretion.

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1.6 Calculation of Interest and Maximum Rate. Interest will be computed tor the actual number of days principal is unpaid, using a daily Jactor obtained by dividing the stated interest rate by 360. In no event will the interest rate hereunder exceed that pennitted by applicable law. If any interest or other charge is finally detennined by a court of competent jurisdiction to exceed the maximum amount pennitted by law, the interest or charge shall be reduced to the maximum pennitted by law, and the Bank may credit any excess amount previously collected against the balance due or reJund the amount to Borrower.

l. 7 Late Payment Fee. Subject to applicable law, if any payment is not made on or belore its due date, the Bank may collect a delinquency charge of $15.00 or 5% oft he delinquent amount, whichever is less; provided, however, that if any portion of the Loan evidenced by this Agreement has been guaranteed by the U.S. Small Business Administration, the late Jee shall not exceed 5% of the delinquent amount. Collection of the late payment Jee shall not be deemed to be a waiver of the Bank's right to declare a deJault hereunder.

1.8

Loan Purpose. Borrower represents that the proceeds of the Loan evidenced by this Agreement will be used lor business purposes. Borrower speciJical ly represents and warrants the lollowing business purpose uses of the Loan  proceeds;  The  flmds  will  be  used to retain workers and maintain payroll or make mortgage payments, lease payments, and utility payments.

1.9

Deposits and Paying Procedure. The Bank is authori7.ed and directed to credit any  of  Borrower's  accounts  with  the  Bank  (or to  the account Borrower designates in writing) fcJr all Loans made hereunder, and  the  Bank  is  authorized  to  debit  such  account  or any  other account of Borrower with the Bank tor the amount of any principal, interest or expenses due under  this Agreement  or  other amount  due hereunder on the due date with respect thereto. Payments  due  under  this Agreement  and  other  Loan  Documents  wilI  be made  in JawJu I  money of the United States. All payments may be applied by  the  Bank  to  principal,  interest  and  other  amounts  due  under  the  Loan documents in any order, which the Bank elects. I( upon any request by Borrower  to  the  Bank  to  issue  a  wire  transfer,  there  is  an inconsistency between the name of  the  recipient  of  the  wire  and  its  identification  number  as  specified  by  Borrower,  the  Bank  may, without liability, transmit the payment via wire based solely upon the identification number.

1.10

Returned Payment Charge. For each payment made by Borrower to the Bank that is returned or rejected (such as a check that is returned unpaid, or an automated transfer that is rejected), Borrower shall pay the Bank a returned payment Jee of $25.00.

2.	Warranties/Covenants. Borrower continuously warrants and agrees as tollows:
2.1.

Borrower's Name, Location; Notice of Location Changes. Unless otherwise  disclosed to the Bank in writing prior to the execution of this Agreement, Borrower's name and organiwtional strncture has remained the same during the pa5t five years. The Borrower will continue to use only the name set 1orth with Borrower's signature unless Borrower gives the Bank prior written notice of any change. Furthennore, Borrower shall not do business  under another  name nor  use any  trade name without giving 10 days  prior written notice to the Bank. The Borrower will not change its status or organiwtional strncture without the prior written consent of the Bank. The address appearing at the top of this Agreement is Borrower's chief e.xecutive office (or residence if Borrower is a sole proplietor).

2.2.

Financial Information. The Borrower will (i) maintain accounting records in accordance with generally recognized and accepted principles of accounting consistently applied throughout the accounting periods involved; (ii) provide the Bank with such inlonnation concerning its business aflairs and financial condition (including insurance coverage) as the Bank may reasonably request.

2.3.

Setoff. The Borrower grants to the Bank an express contractual right to set off against all depository  account  balances,  cash  and  any other property of Borrower now or hereaJ!er in the possession of the Bank and the right to reluse to allow withdrawals from any account (collectively "Setoff'). The Bank may, at any  time upon  the  occurrence ofa  default  hereunder  (notwithstanding any  notice requirements or grace/cure periods under this or other agreements between Borrower and the Bank) Setoff against the Obligations whether or not the Obligations (including future installments)  arc  then due or have  been  accelerated, all  without any  advance  or contemporaneous  notice or demand of any kind to Borrower, such notice and demand being expressly waived.

2.4.	Borrower Compliance. The Borrower represents and warrants they will comply with all mies, laws, and obligations set forth under the SBA Paycheck Protection Program.
2.5.

Prohibition of Executive Officer Status. Borrower is not an Executive Officer of Bank as defined under  12  C.F.R. §215.2, ifBorrower should become  an  Executive  Officer  of  Bank,  Borrower  understands  Bank  reserves  the  right  to require  Borrower  to  repay  on  demand, any amount outstanctmg on t11e loan made under L11Is Agreement.

3.

Default. Notwithstanding any cure periods described below, Borrower shall immediately notiJy the Bank in writing when Borrower obtain, knowledge of the occurrence of any event of deJault specified below. Regardless of whether Borrower has given the required notice, the occurrence of one or more of the following shall constitute a deJault:

3.1.	Nonpayment The Borrower shall Jail to pay (i) any interest due or any lees, charges, costs or expenses under this Agreement by five

(5) days alter the same becomes due; or (ii) any principal amount of this Agreement when due.

3.2.

Nonperformance. The Borrower shall tail to perfonn or  observe  any  agreement,  tenn,  provision,  condition,  or  covenant  (other  than  a deJault occurring under this paragraph  3)  required  to  be  perfonned  or  observed  by  Borrower  or any  Guarantor  hereunder  or  under  any other agreement with or in Javor of the Bank.

3.3.

Misrepresentation. Any financial infomiation, statement, certificate,  representation or warranty  given to the Bank by Borrower (or any of their representatives) in connection with entering into this Loan and/or borrowing hereunder,  or required  to  be furnished under  the tenns hereo( shall prove untrne or misleading in any material  respect  (as detennined  by the  Bank  in the exercise  of  its judgment) as of the time when given.

3.4.

Default on Other Obligations. The Borrower is in deJault under the tenns ofany loan agreement,  promissory note,  lease, conditional sale contract or other agreements, document or instrnment evidencing, governing  or severing  any  indebtedness  owing  by  Borrower  to the Bank or any indebtedness in excess of $10,000 owing by Borrower to any third party,  and the period  of grace,  if any, to cure said default shall have passed.

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3.S. Judgment . Any judgment shall be obtained against Borrower, which, together with all other outstanding unsatisfied judgments against Borrower, shall exceed the sum of $10,000 and shall remain unvacated, unbonded or unstayed Jar a period of thirty (30) days fullowing the date of entry thereof

3.6. Inability to Perform; Bankruptcy/Insolvency. (i) The Borrower shall die or cease to exist, or (ii) any bankruptcy, insolvency or receivership proceedings, or an assignment for the benefit of creditors, shall be commenced under any tederal or state law by or against Borrower; or (iii)Borrower shall become the subject of any out-ot=court settlement with its creditors; or(v) Borrower is unable or admits in writing its inability to pay its debts as they mature.

3.7 Adverse Change; Insecurity. (i) There is a material adverse change in the Borrower's business. properties, financial condition or affairs.

4.

Acceleration of Obligations. Upon the occurrence ofany ofthe events identified in paragraph 3 and the passage of any applicable cure periods, the Bank may at any time thereal[er, by written notice to Borrower, declare the unpaid principal balance of any Obi igations, together with the interest accrued thereon and other amounts accrued hereunder, to be immediately due and payable; and the unpaid balance shall thereupon be due and payable, all without presentation, demand, protest or ft1rther notice of any kind, all ofwhich are hereby waived, and notwithstanding anything to the contrary contained herein. Upon the occurrence of any event under paragraph 3.6, the unpaid principal balance of any Obligations, together with all interest accrued thereon and other amounts accrued hereunder, shall thereupon be immediately due and payable, all without presentation, demand, protest or notice of any kind, all of which are hereby waived, and notwithstanding anything to the contrary contained herein.

5.

Cumulative Remedies; Notice; Waiver. The Bank may enfurce its rights and remedies under this Agreement upon dctault. In addition to the remedies tor detault set lorth in this Agreement, the Bank upon delault shall have all other rights and remedies tor delault provided by the Unitonn Commercial Code, as well as any other applicable law and this Agreement. The rights and remedies specified  herein  are cumulative and are not exclusive of any rights or remedies, which the Bank would otherwise have.

S. l Waiver by the Bank. The Bank may pennit Borrower to attempt to remedy any detault without waiving its rights and remedies hereunder, and the Bank may waive any detault without waiving any  other subsequent  or prior detault  by Borrower.  Furthennore,  delay on the part of the Bank in exercising any right, power or privilege hereunder or at law shall not operate as a waiver thereof nor shall  any single or partial exercise of such right, power or privilege preclude other exercise thereof or the exercise ofany other right, power or privilege. No waiver or suspension shall be deemed to have occurred unless the Bank has expressly agreed in writing specifying such waiver or suspension.

6.

Waivers; Relationship to Other Documents. All Borrowers waive presentment, protest, demand, and notice of dishonor. The warranties, covenants and other obligations ofBorrower (and the rights and remedies of the Bank) in this Agreement and all related documents are intended to be cumulative and to supplement each other.

7.

Expenses and Attorneys' Fees. The Borrower will reimburse the Bank and any participant in the Obligations ("Participant") Jar all attorneys' lees and all other costs, lees and out-of:pocket disbursements incurred by the Bank or any Participant in connection with the preparation, execution, delivery, administration, defense and enforcement of this Agreement, including lees and costs related to any waivers or amendments with respect thereto. The Borrower will also reimburse the Bank and any Participant tor all costs of collection befure  and affer  judgment, and the costs of preservation and/or liquidation of any collateral.

8.

Applicable Law; Interpretation; Joint Liability. This Agreement shall be governed by and interpreted in accordance with the internal laws of the state of Ohio, except to the extent superseded by Federal law. THE BORROWER HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT SITUATED IN THE COUNTY OR FEDERAL JURISDICTION OF THE BANK'S BRANCH WHERE THE LOAN WAS ORIGINATED, AND WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, WITH REGARD TO ANY ACTIONS, CLAIMS, DISPUTES OR PROCEEDINGS RELATING TO THIS NOTE, THE COLLATERAL, ANY OTHER LOAN DOCUMENT, OR ANY TRANSACTIONS ARISING THEREFROM, OR ENFORCEMENf AND/OR INTERPRETATION OF ANY OF THE FOREGOING. Invalidity ofany provisions of this Agreement shall not aflect any other provision. Nothing herein shall alleet the Bank's rights to serve process in any manner pennitted by law or limit the Bank's right to bring

p1occcdino;;; UE"in:,t Borrower in the coi-npclcnt court::, of' uny other jw·isJidion 01- jurisdictions. Thi A5rccn--1cnl, und uny urncn<ln1.cnl hcrclo

(regardless of when executed) will bedeemed eflective and accepted only upon the Bank's receipt of the executed originals thereof If there is more than one Borrower, the liability of Borrowers shall be joint and several, and the reference to "Borrower" shall be deemed to reler to all Borrowers. When SBA is the holder, this Note will be interpreted and enfurced under Federal law, including SBA regulations.  The  Bank or SBA may use state or local procedures for filing papers, giving notice, and other purposes. By using such procedures, SBA does not waive any federal immunity :from state or local control, penalty, tax, or liability. As to this Loan, Borrower may not claim or assert against SBA any local or state law to deny any obligation, dcJeat any claim of SBA, or preempt Jederal law.

9.

Participations/Guarantors/Successors. The Bank may, at its option, sell all or any interests in this Agreement to other financial  institutions (the "Participant"), and in connection with such sales (and thercal!er) disclose any financial infonnation the Bank may  have  concerning Borrower to any such Participant or potential Participant. This provision docs not obligate the Bank to supply any in1onnation or release Borrower :from its obligation to provide such infonnation, The rights, options, powers and remedies granted  in this Agreement  will extend to the Bank and to its successors and assigns, will be binding upon Borrower and  its successors and  assigns and will  be applicable hereto and to all renewals and/or extensions hereof

IO. Copies; Entire Agreement; Modification. The Borrower hereby acknowledges the receipt ofa copy of this Agreement.  IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SIIOllLD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING AND EXPRESSING CONSIDERATION ARE ENFORCEABLE. NO OTHER TERMS  OR  ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. THE TERMS OF THIS AGREEMENT MAY ONLY BE CHANGED BY ANOTHER WRITTEN AGREEMENT. THIS NOTICE SHALL ALSO BE EFFECTIVE WITH RESPECT TO ALL OTHER CREDIT AGREEMENTS NOW IN EFFECT  BETWEEN  BORROWER  AND THE BANK. A MODIFICATION OF ANY OTHER CREDIT AGREEMENTS NOW IN EFFECT BETWEEN BORROWER AND

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THE BANK, WHICH OCCURS AI<TER RECEIPT BY BORROWER OF THIS NOTICE, MAY BE MADE ONLY BY ANOTHER WRITTEN INSTRUMENT. ORAL OR IMPLIED MODIFICATIONS TO SUCH CREDIT AGREEMENTS ARE NOT ENFORCEABLE AND SHOULD NOT BE RELIED UPON.

II. Waiver of .Jury Trial. TO THE EXTENT PERMITTED BY LAW, BORROWER AND BANK HEREBY .JOINTLY AND SEVERALLY WAIVE ANY AND ALL RIGHT TO TRIAL BY .JURY IN ANY ACTION OR PROCEEDING RELATING TO ANY OF THE LOAN DOCllMENTS, THE OBLIGATIONS THEREUNDER, OR ANY TRANSACTION ARISING THEREFROM OR CONNECTED THERETO. BORROWER AND BANK EACH REPRESENTS TO THE OTHER THAT TIIIS WAIVER IS KNOWINGLY, WILLINGLY, AND VOLUNTARILY GIVEN.

12. Attachments. All documents attached hereto, including any appendices, schedules, riders, and exhibits to this Loan Note are hereby expressly incorporated by refaence.

IMPORTANT INFORMATION

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT: To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify, and record  information  that identifies each person who opens an account What this means for you: \Vhen you open an account,  we  will ask  for  your name,  address, date of birth and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents.

CELLULAR PHONE CONTACT POLICY: By providing Bank with a telephone number for a cellular phone or other wireless device, each Borrower expressly consents to receiving communications - including but not limited to prerecorded or artificial voice message calls, text messages, and calls made by an automatic telephone dialing system - from Bank(including its affiliates and agents) at that number. This express consent applies to each such telephone number provided to Bank now or in the future and permits such calls regardless of their purpose. Calls and messages may incur access fees from a cellular provider.

We may repot1 information about your account to credit bureaus. Late payments, missed payments, or other defaults on your account may be reflected in your personal credit report

MISSOURI NOTICE: ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE, REGARDLESS OF THE LEGAL THEORY UPON WIIICH IT IS BASED THAT IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT. TO PROTECT YOU (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS AGREEMENT, ANY GUARANTY AND ANY OTHER RELATED DOCUMENT WHICH IS THE COMPLEfE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BEfWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

WASHINGTON NOTICE: UNDER WASHINGTON LAW, ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE.

NEBRASKA NOTICE: A CREDIT AGREEMENT MUST BE IN WRITING TO BE ENFORCEABLE UNDER NEBRASKA LAW. TO PROTECT BORROWERAND LENDER FROM MISUNDERSTANDINGS

OR   DISAPPOINTMENTS,  ANY CONTRACT,  PROMISE,  UNDER  TAKING  OR  OFFER  TO FORBEAR

REPAYMENT OF MONEY OR TO MAKE ANY OTHER FINANCIAL ACCOMMODATION IN CONNECTION WITH THIS LOAN OF MONEY OR GRANT OR EXTENSION OF CREDIT, OR ANY AMENDMENT OF, CANCELLATION OF, WAIVER OF, OR SUBSTITUTION FOR ANY OR ALL OF THE TERMS ORPROVISIONSOFANYINSTRUMENT ORDOCUMENT EXECUTED IN CONNECTION WITH THIS LOAN OR MONEY OR GRANT OR EXTENSION OF CREDIT MUST BE IN WRITING TO BE EFFECTIVE.

OREGON NOTICE: UNDER OREGON LAW, MOST AGREEMENTS, PROMISES,  AND COMMITMENTS MADE BY LENDER AFTER OCTOBER 3, 1989, CONCERNING LOANS AND OTHER CREDIT EXTENSIONS THAT ARE NOT FOR PERSONAL, FAMILY, OR HOUSEHOLD PURPOSES,OR SECURED SOLELY BY THE BORROWER'S RESIDENCE, MUST BE IN WRITING, EXPRESS

CONSIDERATION AND BE SIGNED BY THE LENDER TO BE ENFORCEABLE.

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SIGNATURE

By s  ig ning this Agreement ,  each person ("  S ig ner "  ),  in d i v i dua l l y  and on behal  r  or Bor rower,  requests the Loan from the Bank.  Eac h Signer is au thori zed to sign on behal r of Borrower and  wil l  provide  business  resolutions  to the  Bank  upon  reque s  t.  Each Signer  has  read  and  agrees  to all appl  ic abl  e  prov isio  ns.  Each  Signer authorizes  the  Bank  to  (I)  obtain credit  records  and  other credit  and  employment  infom1ation  about  the Signers persona ll y  and the Borrower (now and in the future) ,  in clud in g  from s  tate and federal tax authorit ies,  fa decid in g  whether to approve the requested Loan and  for  later periodic account  review  and col l  e ction  purposes ,  and (2)  f urn is  h  i  n fonn atio n  about  the Borrower  to credit  bureaus, ot her S ig ners,  and other persons who claim to be authorized by  the Borrower to  receive such i n fonn atio n.  The Borrower and each S ig  ner guaranty that all infomiation in th is  Agreement is  correct  and  agree  to  noti  ly  the Bank  if any  infom,ation  changes.  Al l  Loan  proceeds  shall be use d  on l y  for bus  i ness  purposes gene rally,  and for the specific purpose s  desc ri bed in th is  Agreement.

E-SIGNED by Gary R Fairhead
on :2020-04-20 09:47:39 CDT	2020-04-20 09:47:39 CDT	Gary R Fa i rhead	CEO

Signature ofBusiness Owner	Date	Printed Name	T it le